SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.	Other Events.

On March 4, 2004, Greater Bay Bancorp (the “Registrant”) issued a press release announcing that the Registrant’s President and Chief Executive Officer will participate in the Sandler O’Neill & Partners L.P. Financial Services Conference on March 10, 2004. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated March 4, 2004 re conference participation

99.2	Greater Bay Bancorp slide presentation for March 10, 2004 Sandler O’Neill & Partners L.P. Financial Services Conference

Item 9.	Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: March 9, 2004	By:	/s/ Linda M. Iannone

Linda M. Iannone Senior Vice President and General Counsel

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Exhibit Index

99.1	Press Release dated March 4, 2004 re conference participation

99.2	Greater Bay Bancorp slide presentation for March 10, 2004 Sandler O’Neill & Partners L.P. Financial Services Conference